Exhibit 99.1

MATADOR RESOURCES COMPANY ANNOUNCES
MOODY’S CONFIRMATION OF SENIOR UNSECURED DEBT RATING AND PROVIDES HEDGING UPDATE

DALLAS, April 5, 2016 - Matador Resources Company (NYSE: MTDR) (“Matador” or the “Company”) is an independent energy company engaged in the exploration, development, production and acquisition of oil and natural gas resources, with an emphasis on oil and natural gas shale and other unconventional plays and with a current focus on its Delaware Basin operations in Southeast New Mexico and West Texas.

Corporate and Senior Unsecured Debt Ratings Confirmed by Moody’s

Matador is pleased to announce that on March 24, 2016, Moody’s Investors Service (“Moody’s”) confirmed Matador’s B2 Corporate Family Rating with a stable outlook. At the same time, Moody’s confirmed Matador’s Senior Unsecured Regular Bond/Debenture Rating at B3 and affirmed its Speculative Grade Liquidity Rating at SGL-3. More information about Moody’s ratings action on Matador may be found at www.moodys.com.

In a previous release, Matador announced that on February 12, 2016, Standard & Poor’s (“S&P”) Ratings Services raised its issue-level rating on Matador’s senior unsecured debt to “B” (the same level as Matador’s corporate credit rating) from “B-”. S&P’s corporate credit rating on Matador remained “B”, with a stable outlook. More information about S&P’s ratings action on Matador may be found at www.standardandpoors.com.

Oil and Natural Gas Hedges Added

Matador is also pleased to announce that it has added to its oil and natural gas hedges since its February 24, 2016 earnings release. At April 5, 2016, based on the midpoint of its current oil production guidance, Matador has about 52% of its estimated oil production hedged for the remainder of 2016 at a weighted average floor price of $44 per barrel and a weighted average ceiling price of $66 per barrel. Similarly, based on the midpoint of its current natural gas production guidance, Matador has about 44% of its estimated natural gas production hedged for the remainder of 2016 at a weighted average floor price of $2.63 per million British Thermal Unit (“MMBtu”) and a weighted average ceiling price of $3.58 per MMBtu. Further, Matador has entered into additional 2017 oil and natural gas costless collar contracts, and, as a result, currently has approximately 1.6 million barrels of oil hedged for 2017 at a weighted average floor price of $39 per barrel and a weighted average ceiling price of $48 per barrel, and 9.0 billion cubic feet of natural gas hedged for 2017 at a weighted average floor price of $2.27 per MMBtu and a weighted average ceiling price of $3.50 per MMBtu.

For more information, visit Matador Resources Company at www.matadorresources.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project,” “hypothetical,” “forecasted” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, the following risks related to financial and operational performance; general economic conditions; the Company’s ability to execute its business plan, including whether its drilling program is successful; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; its ability to replace reserves and efficiently develop current reserves; costs of operations; delays and other difficulties related to producing oil, natural gas and natural gas liquids; its ability to integrate acquisitions, including the merger with Harvey E. Yates Company; its ability to make other acquisitions on economically acceptable terms; availability of sufficient capital to execute its business plan, including from future cash flows, increases in its borrowing base and otherwise; weather and environmental conditions; and other important factors which could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador’s SEC filings, including the “Risk Factors” section of Matador’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Matador undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Contact Information

Mac Schmitz
Capital Markets Coordinator
(972) 371-5225
mschmitz@matadorresources.com